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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-A


                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                     PURSUANT TO SECTION 12(b) OR (g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                           TROY FINANCIAL CORPORATION
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             (Exact name of registrant as specified in its charter)

              DELAWARE                                   16-1559508
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(State incorporation or organization)       (I.R.S. Employer Identification No.)


                     32 SECOND STREET, TROY, NEW YORK 12180
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        (Address of principal executive offices)                   (Zip Code)

       If this form relates to the registration of a class of securities pursuant to Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), please check the following box. [ ]

       If this form relates to the registration of a class of securities pursuant to Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box. [X]

       Securities Act registration statement file number to which this form relates: 333-68813

        Securities to be registered pursuant to Section 12(b) of the Act:

   Title of each class                        Name of each exchange on which
   to be so registered                        each class is to be registered
   -------------------                        ------------------------------

                                      NONE
                    ----------------------------------------

        Securities to be registered pursuant to Section 12(g) of the Act:

                    COMMON STOCK, $.0001 PAR VALUE PER SHARE
                    ----------------------------------------
                                (Title of class)


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ITEM 1.       DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.

       The Registrant hereby incorporates by reference the section entitled "Description of Capital Stock of Troy Financial Corporation" of the Prospectus, filed pursuant to Rule 424(b) on February 24, 1999, which Prospectus is a part of the Registrant's Registration Statement on Form S-1 (No. 333-68813).

ITEM 2.       EXHIBITS.

              The following exhibits are incorporated herein by reference:

              1. Certificate of Incorporation of the Registrant is incorporated herein by reference from Exhibit 3.1 to the Registrant's Registration Statement on Form S-1 (No. 333-68813).

              2. Bylaws of the Registrant is incorporated herein by reference from Exhibit 3.2 to the Registrant's Registration Statement on Form S-1 (No. 333-68813).

              3. Form of stock certificate representing the Common Stock of the Registrant is incorporated herein by reference from
                     Exhibit 4.3 to the Registrant's Registration Statement on Form S-1 (No. 333-68813).

              4. Amended and Restated Plan of Conversion of The Troy Savings Bank is incorporated herein by reference from Exhibit 2 to the Registrant's Registration Statement on Form S-1 (No. 333-68813).




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                                   SIGNATURES

              Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereto duly authorized.


                                      TROY FINANCIAL CORPORATION
                                      --------------------------
                                              (Registrant)

Date:  February 23, 1999              By:  /s/  Daniel J. Hogarty, Jr.
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                                         Daniel J. Hogarty, Jr.
                                         President and Chief Executive Officer





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